EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 9/1/09 through 9/30/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: October 31, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$100,000	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	7,197,546
RESTRICTED CASH	258,040
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,355,590	14,293
DUE FROM AFFILIATE	475,497,685
PREPAID EXPENSES	1,862,267
DEPOSITS AND OTHER ASSETS	3,412,540	17,115
INVESTMENTS IN SUBSIDIARIES	(279,707,062)		(81,200,232)	(85,635,782)	(35,227,867)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,569,070

TOTAL ASSETS	$217,044,381	$1,500,858	$(81,200,232)	$(85,635,782)	$(35,227,867)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$174,576,828	$-	$-	$-	$-
ACCRUED INTEREST	8,347,218
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,701,380
DUE TO AFFILIATE	360,782,304
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,828,893	130,665
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	567,236,623	130,665	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(350,192,242)	1,370,194	(81,200,232)	(85,635,782)	(35,227,867)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$217,044,381	$1,500,858	$(81,200,232)	$(85,635,782)	$(35,227,867)

	$(281,260,406)	RE of consolidated subs
	1,553,344)	Investment in Keane Stud
	$(279,707,062)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,468,985)	14,770	(3,183)	(315,145)	(18,327,039)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,468,985)	$14,770	$(3,183)	$(315,145)	$(18,327,039)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,468,985)	14,770	(3,183)	(315,145)	(18,327,039)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,468,985)	$14,770	$(3,183)	$(315,145)	$(18,327,039)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,537,535	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,488,512	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,389,010)	-

NET RENTAL REAL ESTATE	-	-	-	29,108,626	-

CASH AND CASH EQUIVALENTS		-	-	238,351	-
RESTRICTED CASH		-	-	118,422	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	4,992	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,514	-	-	-
PREPAID EXPENSES		-	475	145,397	471
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	(4,477)	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$(4,477)	$1,553,514	$5,538,010	$29,640,264	$3,209,822

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	687,930	880,912	324,775
ACCRUED PROPERTY TAXES		1,869	87,636	239,373	-
ACCOUNTS PAYABLE TRADE		4,610	62,810	222,485	-
DUE TO AFFILIATE		-	37,926,532	3,701,133	9,437,924
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,203,853	315,746
TENANT SECURITY DEPOSITS		-	-	75,750	-

TOTAL LIABILITIES	-	76,480	49,400,160	47,782,000	13,678,444

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	(4,477)	1,477,034	(43,862,149)	(18,141,737)	(10,468,622)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(4,477)	$1,553,514	$5,538,010	$29,640,264	$3,209,822

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	7,411	63,766	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	544,587	-	-	8,922,456
PREPAID EXPENSES	-	100,435	472	514	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	20,024	-	-	-

TOTAL ASSETS	$7,411	$2,710,800	$4,625,240	$7,775,734	$9,182,109

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$1,960,578	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	260,668	350,544	1,722,459	-
ACCRUED PROPERTY TAXES	-	240,327	51,352	403,473	187,533
ACCOUNTS PAYABLE TRADE	95,473	17,683	8,502	4,875	10,679
DUE TO AFFILIATE	41,140,752	-	6,327,661	12,742,703	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	695,992	679,250	353,844	31,599	628,771
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,932,217	3,158,505	10,991,903	23,875,109	826,983

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,924,806)	(447,705)	(6,366,663)	(16,099,375)	8,355,126

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,411	$2,710,800	$4,625,240	$7,775,734	$9,182,109

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,612,989	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	3,012	222,470	49,660	8,006	-
RESTRICTED CASH	-	263,103	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	15,094	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	92,072	12,414	283	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	109,132	-	-	-

TOTAL ASSETS	$3,012	$79,324,107	$91,228	$8,289	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$66,793,680	$-	$-	$-
ACCRUED INTEREST	367,229	803,161	-	-	-
ACCRUED PROPERTY TAXES	-	-	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	701,050	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	8,096,942	7,877,035	5,052,316	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	4,199,815	92,489	161,297	-
TENANT SECURITY DEPOSITS	-	198,444	-	-	-

TOTAL LIABILITIES	4,518,336	80,793,092	8,056,510	5,337,910	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,515,323)	(1,468,984)	(7,965,281)	(5,329,620)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,012	$79,324,107	$91,228	$8,289	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
September 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$52,598,528	$6,077,031	$160,769,772

LAND	69,592,579	-	79,601,703
BUILDING IMPROVEMENTS	426,047,100	-	447,535,612
LESS: ACCUMULATED DEPRECIATION	(123,245,220)	-	(125,634,230)

NET RENTAL REAL ESTATE	372,394,459	-	401,503,085

CASH AND CASH EQUIVALENTS	236,946	-	7,957,149
RESTRICTED CASH	10,968,697	-	11,679,439
GOODWILL	-	-	2,692,343
ACCOUNTS RECEIVABLE BASE RENT	262,633	-	282,719
MISCELLANEOUS ACCOUNTS RECEIVABLE	125,592	(14,293)	2,481,182
DUE FROM AFFILIATE	117,386,745	(631,082,657)	-
PREPAID EXPENSES	2,944,844	-	5,159,644
DEPOSITS AND OTHER ASSETS	677,829	(17,115)	4,159,380
INVESTMENTS IN SUBSIDIARIES	-	503,428,346	1,553,345
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	4,484,977	-	8,183,202

TOTAL ASSETS	$562,081,250	$(121,608,689)	$607,697,073

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$569,602,964	$-	$879,658,862
ACCRUED INTEREST	6,775,250	-	20,520,145
ACCRUED PROPERTY TAXES	3,650,843	876,781	5,739,186
ACCOUNTS PAYABLE TRADE	1,444,757	-	4,524,069
DUE TO AFFILIATE	79,668,953	(575,350,886)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,274,123	(1,013,569)	45,007,696
TENANT SECURITY DEPOSITS	2,159,040	6,123	2,439,357

TOTAL LIABILITIES	675,575,930	(575,481,551)	957,889,315

MINORITY INTEREST	-	13,314,745	13,314,745

SHAREHOLDERS' DEFICIT	(113,494,680)	453,872,862	(350,192,242)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$562,081,250	$(121,608,689)	$607,697,073

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	135,464	736,625

Total revenue	135,464	736,625	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,639)	-
Depreciation	-	17,429
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	19,782,295	878,031

Total expenses	20,646,656	895,460	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(84,591,567)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	200,089	-
Interest expense	(6,401,128)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(91,886,018)	-	-	-	-

Income tax expense	(42,342)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(112,439,552)	$(158,835)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	2,599,572	-

Total revenue	-	89,900	-	2,599,572	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	106,058	1,357,631	170,013
Depreciation		-	-	430,598	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		741	37,057	6,178	691,936

Total expenses	-	111,700	13,065,977	1,794,408	861,948

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(489,225)	(1,159,582)	(321,030)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(489,225)	(1,159,582)	(321,030)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(13,555,202)	$(354,418)	$(1,182,979)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	189,681	-	174,007	(119,919)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	98,732	213,505	408	57,329	16,618

Total expenses	18,460,216	6,748,211	6,366,663	231,335	911,161

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(275,926)	-	(1,729,415)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	(275,926)	-	(1,729,415)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,121,498	$(5,689,516)	$(6,366,663)	$(1,955,042)	$(19,684)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	1,668,859	1,457,334	88,437

Total revenue	106,227	1,668,859	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	319,993	1,322,098	528,818	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	147,186	6,829	75,009

Total expenses	402,872	1,469,285	846,933	124,616

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(245,766)	(1,662,318)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	(0)	0
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(987,586)	(1,662,318)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,284,232)	$(1,462,745)	$(3,897,795)	$814,451

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Nine Months Ended September 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$4,162,480	$-	$-	$25,402,878
Rental and other	55,670,375	(679,886)	(30,248)	61,758,469

Total revenue	59,832,855	(679,886)	(30,248)	87,161,347

Expenses:
Cost of sales	3,709,584	-	-	29,405,594
Property operations	29,894,479	7	(43,537)	33,548,211
Depreciation	9,813,994	(17,429)	-	10,629,365
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	1,977,757	885,355	-	24,885,367

Total expenses	103,822,569	867,933	(43,537)	177,584,408

Other income and (expenses):
Equity in loss of subsidiaries	-	77,474,994	-	(7,116,573)
Minority interest income of partnerships and joint ventures	422,330	-	-	422,330
Interest income	117	-	-	200,206
Interest expense	(26,612,302)	-	11,872	(39,789,986)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,274,531	-	-	18,274,530
Gain (loss) on transfer of assets	-	-	-	(2,699,775)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,886)	(741,821)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(6,588,893)	77,474,994	(1,327,126)	(31,952,377)

Income tax expense	-	-	-	(42,342)

Discontinued operations	-	-	1,313,837	1,313,837

Net income (loss)	$(50,578,606)	$75,927,176	$-	$(121,103,944)

TARRAGON CORPORATION
CASH FLOW FOR SEPTEMBER 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	8/31/09	Receipts	Disbursements	Disbursements	Transfers	9/30/09

Tarragon Corporation	$8,915,542	$1,915,843	$(2,983,871)	$(1,664,238)	$1,014,270	$7,197,546
Tarragon Management Inc.	-	-	(90,666)	-	90,666	-

Filing entities:
Rentals:
Aldridge Apartments	49,660	-	-	-	-	49,660
Stonecrest Apartments	8,006	-	-	-	-	8,006
Orlando Central Park	3,012	-	-	-	-	3,012
Bermuda Island	131,368	326,001	(178,267)	-	(40,751)	238,351
800 Madison	84,891	524,724	(330,695)	-	(56,451)	222,469

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	158,448	1,234,970	(148,737)	-	(1,007,734)	236,947
Total Company	$9,352,085	$4,001,538	$(3,732,236)	$(1,664,238)	$-	$7,957,149

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Nine Months Ended September 30, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	8/31/2009			9/30/2009	8/31/2009			9/30/2009	8/31/2009	9/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,847,346	$21,360	$0	$16,868,706	$(16,866,204)	$3	$22,459	$(16,888,660)	$(18,858)	$(19,954)
One Hudson Park	(8,968,923)	46,467	0	(8,922,456)	8,950,039	0	27,582	8,922,457	(18,884)	1
Orlando Central Park	2,596,630	0	0	2,596,630	(2,596,630)	0	0	(2,596,630)	0	0
Block 88-TRI	14,467,491	12,486	20,373	14,459,604	(14,467,491)	20,373	12,486	(14,459,604)	0	0
Twelve Oaks at Fenwick Plantation	(2,574,094)	0	0	(2,574,094)	2,574,095	0	0	2,574,095	1	1
Trio East	9,437,924	0	0	9,437,924	(9,437,924)	0	0	(9,437,924)	0	0
Trio West	41,141,060	6,804	19,644	41,128,220	(41,157,415)	19,644	2,982	(41,140,753)	(16,355)	(12,532)
Aldridge Apartments	7,877,016	415	0	7,877,431	(7,877,035)	0	415	(7,877,450)	(19)	(19)
Stonecrest Apartments	5,052,317	0	0	5,052,317	(5,052,316)	0	0	(5,052,316)	1	1
Central Square	12,739,212	6,551	3,060	12,742,703	(12,739,941)	1,530	4,292	(12,742,703)	(729)	(0)
Orion Towers	44,375,313	12,605	0	44,387,918	(44,382,493)	0	6,504	(44,388,997)	(7,180)	(1,079)
Bermuda Island	3,712,258	201	11,326	3,701,133	(3,712,258)	11,326	201	(3,701,133)	0	0
900 Monroe	8,004,201	1,973	0	8,006,174	(8,004,201)	0	0	(8,004,201)	0	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Nine Months Ended September 30, 2009
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	8/31/2009			9/30/2009	8/31/2009			9/30/2009	8/31/2009	9/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Topside Property	$868,571	$1,316,729	$1,627,459	$557,841	$0	$0	$0	$0	$868,571	$557,841
Sold Property Expenses	1,023,264	8,500	4,730	1,027,034	(1,023,264)	4,730	8,500	(1,027,034)	0	0
301 Route 17 (aka Meadows)	0	0	5,397	(5,397)	0	5,397	0	5,397	0	0
Ansonia	53,060,806	5,443,613	3,472,134	55,032,285	(15,043,611)	5,185,270	5,379,107	(15,237,448)	38,017,195	39,794,837
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,034,166	1,537	10,056	1,025,647	(1,034,166)	10,056	1,537	(1,025,647)	0	0
Sold Property Expenses Cont Ops	(118,391)	459	415	(118,347)	118,391	415	459	118,347	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,047,608	0	184	5,047,424	(5,047,608)	184	0	(5,047,424)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,606,427	2,080	0	9,608,507	(9,609,397)	0	0	(9,609,397)	(2,970)	(890)
Mirabella	16,134,860	26,582	131,423	16,030,019	(16,139,418)	129,134	20,243	(16,030,526)	(4,558)	(507)
Alta Mar	(4,681,119)	52,000	0	(4,629,119)	4,681,657	0	52,000	4,629,657	538	538
Cobblestone at Eagle Harbor	1,342,131	0	5,296	1,336,835	(1,385,477)	5,296	0	(1,380,181)	(43,346)	(43,346)
Vintage at the Grove	12,570,946	223,647	332,909	12,461,685	(12,607,928)	1,333,338	1,193,746	(12,468,336)	(36,982)	(6,651)
Tradition at Palm Aire	22,999,769	56,090	4,566	23,051,294	(22,999,769)	75,122	126,647	(23,051,294)	0	0
Merritt Stratford	2,215,166	0	0	2,215,166	(2,215,166)	0	0	(2,215,166)	0	0
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,655,943)	794	2,500	(6,657,649)	6,655,940	2,500	790	6,657,650	(3)	1
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Nine Months Ended September 30, 2009
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	8/31/2009			9/30/2009	8/31/2009			9/30/2009	8/31/2009	9/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,551,985)	$0	$0	$(7,551,985)	$7,550,199	$0	$0	$7,550,199	$(1,786)	$(1,786)
1118 Adams	4,769,707	36,798	3,581	4,802,924	(4,763,382)	3,581	35,013	(4,794,813)	6,325	8,111
1118 Adams Parking, Inc.	91,118	7,743	6,770	92,091	(102,878)	12,290	7,743	(98,331)	(11,760)	(6,240)
1118 Adams Parking - Eliminations	(245,846)	0	7,583	(253,429)	245,846	7,583	0	253,429	0	0
20 North Water Street	9,727,750	0	0	9,727,750	(9,727,750)	0	0	(9,727,750)	0	0
Southampton Pointe	(2,165,594)	0	0	(2,165,594)	2,165,594	0	0	2,165,594	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	(2,004)	169,671	162,443	5,224	27,258	180,648	203,401	4,505	25,254	9,729
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,017,074)	0	0	(12,017,074)	12,017,074	0	0	12,017,074	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,795	0	0	5,763,795	(5,763,795)	0	0	(5,763,795)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	0	0	0	0	0	0	0	0	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,585,957	745	7,895	53,578,807	(53,586,646)	7,895	734	(53,579,485)	(689)	(678)
Mustang Creek	(329,510)	139,412	100,325	(290,423)	294,801	145,266	168,682	271,385	(34,709)	(19,038)
The Hamptons	(4,152,650)	3,090	60	(4,149,620)	4,152,650	60	3,090	4,149,620	0	0
Woodcreek - FL	(11,777,266)	165,520	162,570	(11,774,316)	11,753,958	465,063	457,467	11,761,554	(23,308)	(12,762)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Nine Months Ended September 30, 2009
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	8/31/2009			9/30/2009	8/31/2009			9/30/2009	8/31/2009	9/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,074,980)	$0	$0	$(10,074,980)	$10,070,271	$0	$0	$10,070,271	$(4,709)	$(4,709)
11 Mt Pleasant	18,377,122	0	0	18,377,122	(18,377,122)	0	0	(18,377,122)	0	0
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,202,810)	58,734	44,031	(1,188,107)	1,203,424	57,822	73,062	1,188,184	614	77
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,486,300)	109,457	105,214	(2,482,057)	2,496,031	118,907	119,236	2,495,703	9,731	13,646
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,659,253)	20,286	51,854	(8,690,821)	8,658,208	160,125	128,557	8,689,776	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,123,602	2,290	0	3,125,892	(3,123,602)	0	2,290	(3,125,892)	0	0
Block 106	9,121,165	19,531	0	9,140,696	(9,123,255)	0	17,442	(9,140,697)	(2,090)	(1)
Block 114	1,760,858	0	0	1,760,858	(1,760,858)	0	0	(1,760,858)	0	0
Block 104	(341,013)	3,541	0	(337,472)	338,026	0	554	337,472	(2,987)	(0)
Block 144	4,367,884	533	0	4,368,417	(4,367,893)	0	524	(4,368,417)	(9)	1
Block 112(MWH)	11,855,037	17,634	2,500,000	9,372,671	(11,855,100)	2,500,000	19,544	(9,374,644)	(63)	(1,973)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,314,102)	72,586	90,589	(4,332,105)	3,813,746	89,607	88,555	3,814,798	(500,356)	(517,307)
Dogwood Hills	(1,972,289)	48,920	62,022	(1,985,391)	1,642,246	61,201	61,056	1,642,391	(330,043)	(343,000)
Groton Towers	(4,641,406)	95,029	130,016	(4,676,392)	3,877,529	128,666	121,973	3,884,222	(763,877)	(792,170)
Gull Harbor	(1,615,928)	12,692	43,728	(1,646,964)	1,610,461	98,135	66,816	1,641,780	(5,467)	(5,184)
Hamden Center	(2,652,555)	63,031	77,009	(2,666,533)	2,227,026	75,732	90,473	2,212,286	(425,529)	(454,247)
Lakeview	(2,684,709)	64,634	93,900	(2,713,975)	2,082,798	92,876	86,804	2,088,870	(601,911)	(625,105)
Nutmeg Woods	(11,689,346)	333,425	416,536	(11,772,457)	9,442,125	412,210	446,674	9,407,661	(2,247,221)	(2,364,795)
Ocean Beach	(13,099,237)	295,335	358,599	(13,162,501)	10,563,591	425,429	489,128	10,499,893	(2,535,646)	(2,662,608)
Parkview	(5,900,810)	139,197	205,883	(5,967,496)	4,518,186	204,948	190,023	4,533,111	(1,382,624)	(1,434,385)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Nine Months Ended September 30, 2009
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	8/31/2009			9/30/2009	8/31/2009			9/30/2009	8/31/2009	9/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(3,925,221)	$144,743	$214,664	$(3,995,142)	$2,138,768	$213,016	$194,794	$2,156,990	$(1,786,453)	$(1,838,152)
Woodcliff	(19,852,776)	404,070	560,234	(20,008,940)	16,932,185	554,901	548,946	16,938,140	(2,290,591)	(3,070,800)
200 Fountain	2,091,361	141,582	213,986	2,018,957	(3,790,929)	221,087	209,302	(3,779,144)	(1,699,568)	(1,760,187)
278 Main	328,729	62,602	109,698	281,633	(1,122,613)	109,485	93,465	(1,106,594)	(793,884)	(824,961)
Club at Danforth	(10,822,723)	272,532	316,778	(10,866,969)	9,426,176	318,971	372,247	9,372,900	(1,396,547)	(1,494,068)
Forest Park	(4,099,925)	134,513	167,353	(4,132,765)	3,107,974	165,705	172,962	3,100,716	(991,951)	(1,032,048)
Heather Hill	(25,504,265)	383,460	566,369	(25,687,175)	19,537,809	565,059	514,433	19,588,435	(5,966,456)	(6,098,739)
Liberty Building	(5,930,320)	147,263	170,782	(5,953,839)	4,792,539	170,271	167,731	4,795,079	(1,137,781)	(1,158,760)
Links at Georgetown	(8,967,935)	310,526	370,020	(9,027,429)	7,358,242	368,630	380,152	7,346,720	(1,609,693)	(1,680,708)
Lofts at the Mills	3,798,685	333,167	464,800	3,667,053	(5,947,368)	457,066	413,786	(5,904,088)	(2,148,683)	(2,237,036)
River City	(6,207,821)	261,842	280,720	(6,226,699)	3,291,104	279,571	355,559	3,215,116	(2,916,717)	(3,011,583)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(3,973,038)	187,252	398,429	(4,184,215)	1,549,623	547,427	481,617	1,615,433	(2,423,415)	(2,568,782)
Vintage at Madison	(3,375,712)	141,290	212,979	(3,447,401)	2,504,792	214,250	186,537	2,532,506	(870,920)	(914,895)
Vintage at the Parke	(3,766,248)	203,700	258,601	(3,821,149)	2,160,331	290,048	297,086	2,153,293	(1,605,917)	(1,667,856)
Vintage at Plantation	(8,432,332)	239,754	238,142	(8,430,720)	6,798,963	247,906	311,750	6,735,119	(1,633,369)	(1,695,601)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	0	0	(4,303,241)	4,303,241	0	0	4,303,241	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	1
	$117,051,982	$12,489,027	$14,825,634	$114,715,375	$(117,051,982)	$16,775,756	$14,439,155	$(114,715,381)	$0	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
September 30, 2009
GL Acct # 13383 (Yardi 10095)

Bank Balance 09/30/09	1,113,047.27
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 09/30/09	1,113,047.27

TARRAGON CORPORATION
For the Nine Months Ending September 30, 2009

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks
10095-00					Cash – Signature Master Investment					981,057.26	= Beginning Balance=
1000	1	6001	9/8/2009	09/2009		J-3269	LG	101,264.86	0.00	1,082,322.12	09/08 Signature Master Dep
1000	1	6001	9/8/2009	09/2009		J-3269	LG	0.00	81,345.08	1,000,977.04	09/08 Signature Master TRF
1000	1	6020	9/9/2009	09/2009	Cole, Schotz, Meis	K-7299	30000001	0.00	286,068.51	714,908.53	Restructuring
1000	1	6020	9/9/2009	09/2009	BDO Seidman LLP	K-7300	30000002	0.00	128,172.80	586,735.73	Restructuring
1000	1	6001	9/9/2009	09/2009		J-3237	LG	20,935.03	0.00	607,670.76	09/09 Signature Master Dep
1000	1	6001	9/9/2009	09/2009		J-3237	LG	0.00	704,471.19	-96,800.43	09/09 Signature Master TRF
1000	1	6001	9/9/2009	09/2009		J-3237	LG	128,172.80	0.00	31,372.37	BDO Seidman
1000	1	6001	9/9/2009	09/2009		J-3237	LG	286,068.51	0.00	317,440.88	Cole, Shotz
1000	1	6001	09/25/09	09/2009		J-2546	LG	114,090.42	0.00	431,531.30	09/02 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2546	LG	0.00	683,757.03	-252,225.73	09/02 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2559	LG	88,823.81	0.00	-163,401.92	09/03 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2559	LG	0.00	92,759.04	-256,160.96	09/03 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2572	LG	111,141.78	0.00	-145,019.18	09/10 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2572	LG	0.00	80,513.79	.-225,532.97	09/10 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2597	LG	104,853.84	0.00	-120,679.13	09/14 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2597	LG	0.00	16,987.30	-137,666.43	09/14Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2598	LG	6,992.30	0.00	-130,674.13	09/15 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2598	LG	0.00	4,964.63	-135,638.76	09/15 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2599	LG	8,145.07	0.00	-127,493.69	09/16 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2599	LG	0.00	464,925.37	-592,419.06	09/16 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2601	LG	2,414.20	0.00	-590,004.86	09/18 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2601	LG	0.00	82,614.41	-672,619.27	09/18 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2606	LG	404,121.91	0.00	-268,497.36	09/11 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2606	LG	0.00	24,897.74	-293,395.10	09/11 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2610	LG	7,478.32	0.00	-285,916.78	09/22 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2610	LG	0.00	165,350.30	-451,267.08	09/22 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2611	LG	11,152.81	0.00	-440,114.27	09/23 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2611	LG	0.00	243,812.25	-683,926.52	09/23 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2614	LG	19,056.09	0.00	-664,870.43	09/28 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2614	LG	0.00	16,580.51	-681,450.94	09/28 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2848	LG	7,118.47	0.00	-674,332.47	09/29 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-2848	LG	0.00	237,327.75	-911,660.22	09/29 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-2848	LG	190,231.59	0.00	-721,428.63	Cole, Shotz Aug invoice
1000	1	6001	09/25/09	09/2009		J-3030	LG	600,000.00	0.00	-121,428.63	GE Reimb to Tarr Expense & PR
1000	1	6001	09/25/09	09/2009		J-3035	LG	2,324.26	0.00	-119,104.37	09/30 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3035	LG	0.00	627,907.83	-747,012.20	09/30 Signature Master TRF

TARRAGON CORPORATION
For the Nine Months Ending September 30, 2009
(Continued)

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks

1000	1	6001	09/25/09	09/2009		J-3035	LG	132,084.73	0.00	-614,927.47	United Healthcare pmt-CK lost in mail
1000	1	6001	09/25/09	09/2009		J-3092	LG	0.00	137,615.97	-752,543.44	Rec Signature T/F Master HB Disb
1000	1	6020	09/25/09	09/2009	Cole, Schotz, Meis	J-3129	LG	21,522.19	0.00	-731,021.25	09/17 Signature Master Dep
1000	1	6020	09/25/09	09/2009	BDO Seidman LLP	J-3129	LG	0.00	180,643.82	-911,665.07	09/17 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3130	LG	95,336.58	0.00	-816,328.49	09/25 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3130	LG	0.00	63,141.76	-879,470.25	09/25 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3133	LG	19,695.78	0.00	-859,774.47	09/21 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3133	LG	0.00	20,558.58	-880,333.05	09/21 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3189	LG	0.00	408,075.69	-1,288,408.74	Rec Pac West Disbursements Funded - Signature
1000	1	6001	09/25/09	09/2009		J-3215	LG	3,000,000.00	0.00	1,711,591.26	Xfer from Signature MM Acct
1000	1	6001	09/25/09	09/2009		J-3278	BP	25,486.76	0.00	1,737,078.02	Reverse JE 77362
1000	1	6001	09/25/09	09/2009		J-3278	BP	30,480.99	0.00	-1,767,559.01	Reverse JE 77362
1000	1	6001	09/25/09	09/2009		J-3282	LG	6,061.68	0.00	1,773,620.69	09/24 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3282	LG	0.00	92,529.17	1,681,091.52	09/24 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3477	LG	124,406.86	0.00	1,805,498.38	09/01 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3477	LG	0.00	245,372.96	1,560,125.42	09/01 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3529	LG	144,422.80	0.00	1,704,548.22	09/04 Signature Master Dep
1000	1	6001	09/25/09	09/2009		J-3529	LG	0.00	51,162.35	1,653,385.87	09/04 Signature Master TRF
1000	1	6001	09/25/09	09/2009		J-3599	LG	0.00	17,500.34	1,635,885.53	TMI AP disb– TTL TMI - Signatu
1000	1	6001	09/25/09	09/2009		J-3599	LG	0.00	200,521.94	1,435,363.59	TMI AP disb – DIP TMI - Signatu
1000	1	6001	09/29/09	09/2009	Cole, Schotz, Meis	K-7357	30000004	0.00	190,231.59	1,245,132.00	Restructuring
										1,113,047.27	= Ending Balance =
								5,813,884.44	5,549,809.70